UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Strategic Volatility Fund
 (Class A: RVOAX)
(Class I: RVOIX)

ANNUAL REPORT
December 31, 2013

Ramius Strategic Volatility Fund
A series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders.	1
Fund Performance	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Consolidated Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	27

This report is submitted for the general information of the shareholders of the Ramius Strategic Volatility Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our second annual letter for the Ramius Strategic Volatility Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance. We appreciate your continued support.

Overview of Market Environment: January 1, 2013 – December 31, 2013

Global markets generally experienced a strong first quarter of 2013, as most major indices ended the quarter in positive territory. U.S. economic activity remained in a gradual rate of growth, as supported by positive housing, consumer confidence and consumption data. With respect to housing, increased household formation, improved affordability and improvement in labor conditions enhanced the demand side of the market and resulted in price increases and increased planning permission. In addition, the U.S. consumer grew in confidence as reports reflected higher absolute levels of consumer confidence that hadn’t been reached since June 2007. In addition, consumption data was positive as the U.S. consumer balance sheet improved due in part to debt pay down, house price appreciation and equity market performance.

The second quarter started with the now traditional ‘soft patch’ emerging in terms of economic activity data points. In the U.S., this seasonality had resulted in higher inventory build, which supported growth during late 2012, but caused a short term drag as highlighted in April’s release of softer data.  Key drivers of U.S. growth remained stronger than in recent years, including an improved housing market and the multiplier effect it had on consumption, lower commodity prices which benefit consumers’ disposable income, improved consumer balance sheets, which suggest the potential for consumer balance sheet expansion, and lastly the increase of corporate capital expenditures as it contributes to GDP.

In Europe, the same headwinds remained: indebtedness, inflexible and unproductive labor, and a lack of private market credit for consumers and small/mid-size businesses alike. A combination of the purchasing manager’s index (“PMI”) and confidence surveys over the second quarter pointed to ongoing malaise on the continent with weakness spreading into core countries such as France, Netherlands and Germany.  Germany faced new pressures of a weak Yen as a number of key industries - namely autos and capital equipment - competed directly with Japan. On the positive side, there seemed to be increased acceptance that austerity measures can be relaxed across the region.

For the first time in approximately four years, we think investors began evaluating assets based on the potential for a real rate of return rather than for purposes of preserving capital. We think this created significant fund flow toward yielding assets such as equity and credit and away from cash and other protective assets like gold.

During the third quarter, economic activity remained more stable than we expected. In the U.S., the elements of economic recovery remained in place, i.e. consumption, capex and housing. However the linkage of interest rates to these drivers was the focal point, given the back up in interest rates, both in the magnitude and the pace in which it took place.

We think increasing data points out of the U.S. economy led to an acceleration of economic growth, led by manufacturing as highlighted by the trajectory of the ISM Manufacturing Index. The effect on consumption was important, as job growth and consumer sentiment were important factors that we believe pushed consumers out of their prolonged state of personal balance sheet deleveraging.

The U.S. budget deficit to GDP ratio improved from 10% to 4% due in part to the recovery in the economy and the cut back in public spending. We think the public sector contribution to the economy should be a positive influence next year as the sequestration effects potentially wear off and certain measures are possibly reversed. However this driver of growth is also at the epicenter of a highly partisan and hostile political environment.  We believe that uncertainty will prevail through the first quarter of 2014 as government spending and debt ceiling deadlines approach.

We believe asset markets face a year where the spillover effects of the massive reflationary policies that have taken place since 2008 will become more pronounced. We believe the economic environment may improve as both policy makers and market forces adjust to this. We believe it is also uncontroversial to suggest that we are closer to the climax and completion of many of these policies, again supporting the notion that we now enter a period where spillover effects across various assets become pronounced.

We think the potential scenarios within this spillover theme include the following:

Asset Bubbles

This scenario is more drawn out from a reluctance of policy makers to draw back stimulus measures, while at the same time improving economic activity and prevailing interest rates, and liquidity force investor behavior to push the risk and return associated with certain assets to increasing levels of richness. These include corporate credit, real estate, and dividend yielding stocks.

Inflation

We think the investment community is still torn between concerns over disinflation and inflation. The outcome of people’s expectations of higher prices may become clearer in 2014. Inflation is a lagging indicator and inflationary risks are expected to be benign so long as inflation expectations continue to be low.  However, massive asset reflation and improved labor markets are likely to result in increased demands by labor, with the first of these being the debate over changes to the minimum wage in the U.S.

We think a change in inflation expectations will be an important driver for the bond market especially beyond the points of Central Bank forward guidance.

Emerging Market Differentiation

Even with an improvement in the health of the global economy, we think many emerging markets face difficult times ahead. This belief is predicated on the fact that these markets have been distorted by global monetary policy, which we think has driven massive portfolio flows to small markets. We think this has resulted in lax fiscal policies relating to entitlements, structural reform and current account deficits, which remain unresolved and exposed going forward.

We think the threat of higher real interest rates in the U.S. in 2013 not only served as reminder as to the narrowness of liquidity surrounding certain emerging markets but also that fundamentals have simply been overlooked for years in a number of countries. These fundamentals are now an important consideration for a new, more discerning investor. This means that certain countries may potentially face a period of weakening currencies, higher rates, deteriorating credit conditions, higher inflation and slower growth.

Discussion of Fund Performance

The Fund and benchmark generated negative performance for the year.  It was a difficult environment for long volatility strategies due to the overall decline of volatility.  Overall volatility declined as volatility (as measured by the SPX VIX Index) dropped by 24% for the year from 18 to 14 (-30% in Q1, +33% in Q2, -2% in Q3 and -17% in Q4).

The largest detractors of the Fund over the year were:

•
SGI VI BETA 2 Index as the strategy is long VIX futures that has the lowest carry cost; however as the term structure experienced a secular downward movement, even the least “expensive” position was hurt

•
SGI Vinci Excess Return Index as the strategy is long the mid-term futures and short the short term futures; so as the volatility term structure moved down in a parallel manner, the short exposure did not capture extra roll yield and was not able to offset the losses in the long leg of the trade.  The strategy is net long on a dollar basis, so essentially the parallel shift down cost the Fund.

•	Credit Suisse Defensive Volatility Index is an inherently long biased volatility strategy that was negatively impacted as volatility trended lower.

•	BofAML US Dynamic Long Short Volatility Strategy Index due to the overall choppy market which created unstable signals

•
Barclays DHVS+ Strategy Excess Return Index  & Barclays DHVS Strategy Excess Return Index as the strategies were short VIX options but were negatively impacted when the VIX moved through the strikes and delta hedges underperformed

•	S&P 500 DynamVIX Fut ER Index as the strategy is net long on a dollar basis, so essentially the parallel shift down cost the Fund

We believe the Fund is performing consistent with its expectations given the environment. Long volatility investing serves as an important source of protection against large negative moves in the markets, but as expected, will experience drawdowns during positive equity market environments. As always, we continue to explore more efficient ways to access long volatility.

Ramius Alternative Solutions LLC

Important Disclosures:

The views in this letter were as of January 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  All current and future holdings are subject to risk and to change.

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.

In particular, the Fund use of swap agreements, a type of derivative, can be highly volatile, illiquid and difficult to manage.  Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leverage risk. The Fund is also at an increased risk from the commodity sector.  Exposure to the commodies markets may subject the Fund to greater volatility than investements in tradtional securities.  Prices of commodities and related contracts may fluctuate significantly over shrot periods for a variety of factors, including changes in supply and demand relationships, weather, and numerous geopolitical factors.  The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position.  The Fund is also subject to currency risk as investments in foreign currencies or financial instruments relate to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

Past performance is not indicative of future results and investments described herein are highly speculative and involve a high degree of risk.

Neither Ramius Alternative Solutions LLC nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to the recipient.

Ramius Strategic Volatility Fund
FUND PERFORMANCE at December 31, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Mid-Term VIX Futures Index.  Results include the reinvestment of all dividends and capital gains.

 The S&P 500 Mid-Term VIX Futures Index measures the return of a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts.  The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2013	1 Year	Since Inception* (10/01/12)
Before deducting maximum sales charge
Class A¹	-41.78%	-40.48%
Class I²	-41.75%	-40.46%
After deducting maximum sales charge
Class A¹	-44.97%	-43.11%
S&P 500 Mid-Term VIX Futures Index	-43.80%	-45.34%

*	Annualized Return

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (877) 6RAMIUS or by visiting www.ramiusmutualfunds.com.

Gross and Net Expense Ratios for Class A shares are 2.37% and 2.28% respectively, and for the  Class I shares are 2.12% and 2.03% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until April 30, 2014.

¹
Maximum sales charge for Class A shares is 5.50%. No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2013

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 88.3%
8,000,000	Fidelity Institutional Money Market Fund, 0.05%1	$8,000,000

Principal
Amount

$22,446,358	UMB Money Market Fiduciary, 0.01%1	22,446,358

	TOTAL SHORT-TERM INVESTMENTS (Cost $30,446,358)	30,446,358

	TOTAL INVESTMENTS – 88.3% (Cost $30,446,358)	30,446,358
	Other Assets in Excess of Liabilities2 – 11.7%	4,037,191

	TOTAL NET ASSETS – 100.0%	$34,483,549

1	The rate is the annualized seven-day yield at period end.
2	Includes appreciation (depreciation) on swap contracts.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

SWAP CONTRACTS
TOTAL RETURN SWAPS

Counterparty	Reference Index	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate3	Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays	BCCFBKAP Index	$2,300,000	Receive	1.25%	10/31/2017	$-	$(79)
Barclays	BEFSEDHS Index	2,300,000	Receive	1.25	10/25/2017	-	9,061
Barclays	BEFSRCCE Index	2,966,592	Receive	0.75	10/25/2017	-	(21,398)
Barclays	BEFSRDVX Index	12,456,021	Receive	N/A	7/31/2014	-	-
Barclays	BEFSRPSC Index	2,825,605	Receive	0.75	10/25/2017	-	(32,593)
Barclays	BXCS1670 Index	2,339,224	Receive	1.25	11/28/2014	-	(79)
Barclays	BXCS1682 Index	2,313,977	Receive	1.50	10/31/2017	-	(95)
Credit Suisse	SPVXVSP Index	9,300,000	Receive	1.30	5/30/2014	-	(336)
Credit Suisse	CSGADLSE Index	2,347,861	Receive	1.25	10/31/2014	-	(81)
Merrill Lynch	MLESDLVS Index	12,832,982	Receive	(0.30)	12/22/2014	-	963
Merrill Lynch	CORRK Index	2,311,281	Receive	0.60	1/16/2015	-	8,896
Merrill Lynch	MLBX2SX6 Index	3,496,316	Receive	1.20	6/30/2014	-	(115)
Morgan Stanley	MSUSVXTI Index	12,984,131	Receive	1.25	3/4/2014	-	(99,213)
Societe General	SGIXUSGC Index	1,800,000	Receive	0.65	7/3/2014	-	-
Societe General	SGIXVIB2 Index	5,800,000	Receive	1-Month USD-LIBOR plus 0.50%	11/5/2014	-	-
Societe General	SGIXVIER Index	2,900,000	Receive	0.50	11/5/2014	-	-
Societe General	SGMDDHUS Index	12,400,000	Receive	0.65	11/3/2017	-	-
UBS	UBCIV24 Index	1,600,000	Receive	1.00	10/31/2017	-	(17,454)
UBS	UBEMACS Index	1,600,000	Receive	1.00	10/30/2017	-	(17,558)
TOTAL SWAPS CONTRACTS						$-	$(170,081)

3	Financing rate is based upon predetermined notional amounts.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2013

Security Type	Percent of Total Net Assets
Short-Term Investments	88.3%
Total Investments	88.3%
Other Assets in Excess of Liabilities	11.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

Assets:
Investments, at value (cost $30,446,358)	$30,446,358
Segregated cash at Broker	5,200,002
Receivables:
Unsettled gain on swap transactions	205,243
Unrealized appreciation on open swap contracts	18,920
Fund shares sold	10,375
Interest	518
Prepaid expenses	25,247
Total assets	35,906,663

Liabilities:
Payables:
Unsettled loss on swap transactions	1,086,395
Unrealized depreciation on open swap contracts	189,001
Fund shares redeemed	49,168
Advisory fees	25,985
Distribution fees - Class A (Note 7)	7
Fund accounting fees	14,198
Transfer agent fees and expenses	9,377
Administration fees	6,383
Custody fees	2,317
Chief Compliance Officer fees	1,346
Trustees' fees and expenses	520
Accrued other expenses	38,417
Total liabilities	1,423,114

Net Assets	$34,483,549

Components of Net Assets:
Pain-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$74,935,353
Accumulated net investment income	122,664
Accumulated net realized loss on swap contracts	(40,404,387)
Net unrealized depreciation on swap contracts	(170,081)
Net Assets	$34,483,549

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$29,957
Shares of beneficial interest issued and outstanding	5,749
Redemption price*	5.21
Maximum sales charge (5.50% of offering price)**	0.30
Maximum offering price to public	$5.51

Class I Shares:
Net assets applicable to shares outstanding	$34,453,592
Shares of beneficial interest issued and outstanding	6,608,351
Redemption price	$5.21

*	A Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of the date of purchase.
**	No sales charge applies on investments of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income:
Interest	$45,705
Total investment income	45,705

Expenses:
Advisory fees	803,238
Fund accounting fees	88,565
Administration fees	67,178
Transfer agent fees and expenses	65,118
Offering costs	44,984
Registration fees	41,125
Legal fees	37,425
Miscellaneous	22,110
Auditing fees	20,164
Shareholder reporting fees	10,185
Custody fees	8,898
Chief Compliance Officer fees	6,815
Trustees' fees and expenses	3,497
Excise tax	2,255
Insurance fees	1,405
Interest expense	31
Distribution fees - Class A (Note 7)	15

Total expenses	1,223,008
Advisory fees waived	(165,521)
Net expenses	1,057,487
Net investment loss	(1,011,782)

Realized and Unrealized Gain (Loss) on Swap Contracts:
Net realized loss on swap contracts	(33,672,083)
Net change in unrealized appreciation/depreciation on swap contracts	816,264

Net realized and unrealized loss on swap contracts	(32,855,819)

Net Decrease in Net Assets from Operations	$(33,867,601)

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Period October 1, 2012* through December 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,011,782)	$(266,568)
Net realized loss on swap contracts	(33,672,083)	(8,245,294)
Net change in unrealized appreciation/depreciation on swap contracts	816,264	(986,345)
Net decrease in net assets resulting from operations	(33,867,601)	(9,498,207)

Distributions to Shareholders:
From net investment income:
Class A	(37)	(2)
Class I	(62,297)	(203,527)
Total distributions to shareholders	(62,334)	(203,529)

Capital Transactions:
Net proceeds from shares sold:
Class A	32,572	1,000
Class I	36,279,005	99,601,915
Reinvestment of distributions:
Class A	36	-
Class I	3,561	203,383
Cost of shares redeemed:
Class A	(1,252)	-
Class I1	(45,232,228)	(12,772,772)
Net increase (decrease) in net assets from capital transactions	(8,918,306)	87,033,526

Total increase (decrease) in net assets	(42,848,241)	77,331,790

Net Assets:
Beginning of period	77,331,790	-
End of period	$34,483,549	$77,331,790

Accumulated net investment income (loss)	$122,664	$(732,519)

Capital Share Transactions:
Shares sold:
Class A	5,846	100
Class I	4,844,040	9,972,716
Shares reinvested:
Class A	7	-
Class I	682	21,454
Shares redeemed:
Class A	(204)	-
Class I	(6,865,841)	(1,364,700)
Net increase (decrease) in capital share transactions	(2,015,470)	8,629,570

*	Commencement of operations.

1	Net of redemption fee proceeds of $2,419 and $6,318, respectively.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2013	For the Period October 1, 2012* through December 31, 2012
Net asset value, beginning of period	$8.96	$10.00
Income from Investment Operations:
Net investment loss1,2	(0.11)	(0.05)
Net realized and unrealized loss on investments	(3.63)	(0.97)
Total from investment operations	(3.74)	(1.02)

Less Distributions:
From net investment income	(0.01)	(0.02)
Total distributions	(0.01)	(0.02)

Net asset value, end of period	$5.21	$8.96

Total return3	(41.78)%	(10.18)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30	$1

Ratio of expenses to average net assets:
Before fees waived6	2.39%	2.30%	5,7
After fees waived6	2.10%	2.08%	5
Ratio of net investment loss to average net assets:
Before fees waived6	(2.31)%	(2.17)%	5,7
After fees waived6	(2.02)%	(1.95)%	5
Portfolio turnover rate	-%	-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Recognition of net investment income by the fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the fund invests. The per share amount does not include net investment income of the investment companies in which the fund invests.

3
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor. Returns shown do not include payment of maximum sales charge of 5.50%  of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase. If the sales charges were included, total return would be lower.  The returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	Does not include expenses of the investment companies in which the fund invests.
7	Ratios have been updated for additional disclosure.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2013		For the Period October 1, 2012* through December 31, 2012
Net asset value, beginning of period	$8.96		$10.00
Income from Investment Operations:
Net investment loss1,2	(0.12)		(0.04)
Net realized and unrealized loss on investments	(3.62)		(0.98)
Total from investment operations	(3.74)		(1.02)

Less Distributions:
From net investment income	(0.01)		(0.02)
Total distributions	(0.01)		(0.02)

Redemption fee proceeds	-	3	-	3

Net asset value, end of period	$5.21		$8.96

Total return4	(41.75)%		(10.18)%	5

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,454		$77,331

Ratio of expenses to average net assets:
Before fees waived7	2.14%		2.05%	6,8
After fees waived7	1.85%		1.83%	6
Ratio of net investment loss to average net assets:
Before fees waived7	(2.06)%		(1.92)%	6,8
After fees waived7	(1.77)%		(1.70)%	6
Portfolio turnover rate	-%		-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Recognition of net investment income by the fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the fund invests. The per share amount does not include net investment income of the investment companies in which the fund invests.

3	Amount represents less than $0.01 per share.
4
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5	Not annualized.
6	Annualized.
7	Does not include expenses of the investment companies in which the fund invests.
8	Ratios have been updated for additional disclosure.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note 1 – Organization
Ramius Strategic Volatility Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to achieve positive return in extended unfavorable equity markets (such as a long-term decline in the equity markets) while minimizing the cost of providing such protection in other market environments.  The Fund commenced investment operations on October 1, 2012, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

(a) Consolidation of Subsidiary
The Ramius Strategic Volatility Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Ramius Strategic Volatility Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Ramius Alternative Solutions LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary may invest without limitation in commodity-linked swap agreements. The inception date of the Subsidiary was October 26, 2012.  As of December 31, 2013, assets of the Fund were $35,906,663, of which $9,478,497, or approximately 26%, represented the Fund’s ownership of the shares of the Subsidiary. The investment in the Subsidiary was over 25% due to market fluctuation.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index. The Fund intends to enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The total return swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service.  Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.  Premiums paid to or by the Fund are accrued daily and included in realized gain or loss on swaps.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

(c) Money Market Investments
The Fund invests a significant amount (23.2% as of December 31, 2013) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX Invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.

The Fund invests a significant amount (65.1% as of December 31, 2013) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publically traded on open markets.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At December 31, 2013, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

The Fund incurred offering costs of approximately $59,015, which were amortized over a one-year period from October 1, 2012 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.20% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual fund operating expenses (excluding any Subsidiary expenses, acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.00% and 1.75% of the average daily net assets of the Fund's Class A and Class I shares, respectively. This agreement is effective until April 30, 2014, and may be terminated by the Trust's Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor advisory fee at the annual rate of 1.20% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary advisory fee in the amount of $118,477 incurred and waived for the year ended December 31, 2013 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the year ended December 31, 2013, the Advisor waived $47,044 of its advisory fees for the Fund and $118,477 of its advisory fees for the Subsidiary.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2013, the amount of these potentially recoverable expenses was $60,359.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to not seek reimbursement of the advisory fees waived for the Subsidiary. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

2015	$13,315
2016	47,044

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2013, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$30,446,358

Gross unrealized appreciation	-
Gross unrealized depreciation	-

Net unrealized appreciation (depreciation) on investments	$-

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (3,194,410)	$ 1,929,299	$ 1,265,111

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(26,440,726)
Net unrealized appreciation (depreciation) on investments	-
Net unrealized depreciation on swap contracts	(13,751,618)
Other differences	(259,460)
Total accumulated deficit	$(40,451,804)

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

“Other differences” in the above table are primarily attributable to non-deductable expenses, net operating losses, and other adjustments as the Subsidiary level.  These differences may or may not be utilized in future tax years.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$62,334	$203,529
Long-term capital gains	-	-
Total distributions paid	$62,334	$203,529

At December 31, 2013, the Fund had accumulated capital loss carry forwards as follows:

	Short-Term	Long-Term	Total
Not Subject to Expiration	$19,063,637	$-	$19,063,637

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year.  As of December 31, 2013, the Fund had $7,377,089 of Post-October losses.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation.  If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”).  In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income.  The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the year ended December 31, 2013, the Fund received $2,419 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of investing principally in an actively managed portfolio of swap agreements with respect to underlying indexes published by third party banks and financial institutions. The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended December 31, 2013.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2013, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$30,446,358	$-	$-	$30,446,358
Other Financial Instruments*
Total Return Swap Contracts	$-	$18,920	$-	$18,920
Total Assets	$30,446,358	$18,920	$-	$30,465,278

Liabilities
Other Financial Instruments*
Total Return Swap Contracts	$-	$189,001	$-	$189,001
Total Liabilities	$-	$189,001	$-	$189,001

*	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in swap contracts during the year ended December 31, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2013 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/	Commodity contracts	$-	$449
depreciation on open swap contracts	Equity contracts	17,957	53,991
	Foreign exchange contracts	-	35,012
	Volatility contracts	963	99,549
Total		$18,920	$189,001

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The effects of derivative instruments on the Statement of Operations for year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts
Commodity contracts	$66,807
Equity contracts	(4,698,746)
Foreign exchange contracts	(468,332)
Volatility contracts	(28,571,812)
Total	$(33,672,083)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts
Commodity contracts	$26,983
Equity contracts	(96,025)
Foreign exchange contracts	(85,269)
Volatility contracts	970,575
Total	$816,264

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The Fund’s Statement of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below.  Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description/Financial Instrument	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	Barclays	$9,061	$(9,061)	$-	$-
	Merrill Lynch	9,859	(115)	-	9,744
Unrealized depreciation on open swap contracts – liability payable	Barclays	54,244	(9,061)	(45,183)	-
	Credit Suisse	417	-	(417)	-
	Merrill Lynch	115	(115)	-	-
	Morgan Stanley	99,213	-	(99,213)	-
	Societe General	-	-	-	-
	UBS	35,012	-	(35,012)	-

Total collateral amount presented in the SAL is $5,200,002, resulting in collateral in excess of net unrealized depreciation on open swap contracts of $5,020,177 which may include initial margin, variation margin, and/or excess collateral.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Ramius Strategic Volatility Fund

We have audited the accompanying statement of assets and liabilities of the Ramius Strategic Volatility Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 1, 2012 (commencement of operations) to December 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Strategic Volatility Fund as of December 31, 2013, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period October 1, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 3, 2014

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Strategic Volatility Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution fees (Class A shares only) and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/13 to 12/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/13	12/31/13	7/1/13 – 12/31/13
Class A	Actual Performance	$1,000.00	$764.90	$9.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.59	10.69
Class I	Actual Performance	1,000.00	764.20	8.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.73	9.55

*
Expenses are equal to the Fund’s annualized expense ratios of 2.11% and 1.88% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Ramius Strategic Volatility Fund
A series of the Investment Managers Series Trust

Investment Advisor
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Strategic Volatility Fund – Class A	RVOAX	461418 154
Ramius Strategic Volatility Fund – Class I	RVOIX	461418 147

Privacy Principles of the Ramius Strategic Volatility Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Strategic Volatility Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Strategic Volatility Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at  (877) 6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	s/ John P. Zader
John P. Zader, President

Date	3/10/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/14